CDC NVEST BALANCED FUND
                  CDC NVEST JURIKA & VOYLES RELATIVE VALUE FUND

          Supplement dated March 19, 2003 to the CDC Nvest Equity Funds
                  Classes A, B and C and Class Y Prospectuses,
                each dated May 1, 2002, as revised July 1, 2002,
                  each as may be supplemented from time to time

CDC NVEST BALANCED FUND

On February 28, 2003, the Board of Trustees (the "Trustees") of CDC Nvest Funds approved an Agreement and Plan of Reorganization (the "Agreement") between CDC Nvest Balanced Fund ("Balanced Fund") and CDC Nvest Growth and Income Fund ("Growth and Income Fund") pursuant to which the Growth and Income Fund would acquire all assets and assume all liabilities of the Balanced Fund in exchange for shares of the Growth and Income Fund, to be followed immediately by the distribution of Growth and Income Fund shares to the shareholders of the Balanced Fund in complete liquidation of the Balanced Fund. Therefore, shareholders of the Balanced Fund would become shareholders of the Growth and Income Fund by effectively having their Balanced Fund shares exchanged for shares of the same class of the Growth and Income Fund. The transaction is subject to the approval of the shareholders of the Balanced Fund. A special meeting of Balanced Fund shareholders ("Special Meeting") is scheduled to be held on or about June 17, 2003 to consider the approval of the Agreement. Shareholders of the Growth and Income Fund are not being asked to approve the transaction.

It is expected that the transaction will be treated as a tax-free reorganization. If, as expected, the transaction is tax-free, the Growth and Income Fund will inherit any unrealized appreciation (or depreciation) on assets contributed by the Balanced Fund (after the realization of any gains or losses from the sale of assets by the Balanced Fund prior to the transaction, including sales made in anticipation of the transaction). In addition, Balanced Fund shareholders will end up owning shares of the Growth and Income Fund and would therefore eventually be allocated a proportionate share of any taxable gains realized by the Growth and Income Fund and not distributed to Growth and Income Fund shareholders prior to the transaction. Shareholders should consult their tax advisers regarding other possible tax consequences of the transaction, including possible state and local tax consequences.

A notice of the Special Meeting, a Prospectus/Proxy Statement describing the proposed transaction and a proxy card are expected to be mailed to shareholders of the Balanced Fund in early May 2003. If the Agreement is approved by Balanced Fund shareholders and certain other conditions required by the Agreement are satisfied, the transaction is expected to occur on or around June 27, 2003 ("Transaction Date").

Prior to the Transaction Date, shareholders may redeem their shares of either Fund pursuant to the procedures set forth under "Fund Services" in the Funds' Prospectuses. Such redemptions will be subject to any applicable sales charges, including contingent deferred sales charges. Shareholders may also exchange their shares for shares of the same class of any other CDC Nvest Fund that offers that class, as described under "Fund Services - Exchanging Shares" in the Prospectus. Such an exchange will not result in any sales charge. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax adviser for more information on his or her own situation.

Effective April 30, 2003, CDC IXIS Asset Management Distributors, L.P., the distributor for the Balanced Fund, will no longer accept new investments or additional investments from current shareholders of the Balanced Fund, including additional investments through automatic or systematic investment plans.

New Interim Sub-adviser

Jurika & Voyles, L.P. ("Jurika & Voyles"), sub-adviser to the equity value component of the Balanced Fund, recently announced that it intends to cease operations by June 2003. In consideration of this, the Trustees approved the termination of the existing sub-advisory agreement with Jurika & Voyles as of March 31, 2003 and approved the appointment of Harris Associates L.P. ("Harris Associates") as interim manager of the equity component of Balanced Fund on April 1, 2003. Harris Associates will also assume
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management of the equity growth component from Loomis Sayles & Company, L.P. on that date. When Harris assumes responsibility for the equity component, it will not manage in two distinct styles (value and growth). Instead, it will manage the entire equity component using the techniques described under "Equity Securities" below. It is expected that Harris Associates will serve as interim manager until the Balanced Fund liquidates on the Transaction Date. As interim manager, Harris Associates will assume portfolio management responsibility for the Fund and will receive compensation for these services at the same annual fee rate as Harris Associates receive for serving as sub-adviser of the Growth and Income Fund, which is lower than the current sub-advisory fee on the Balanced Fund. For your reference, the sub-advisory annualized fee rates for the Balanced Fund and the Growth and Income Fund are set forth below:

In the event that the shareholders of the Balanced Fund do not approve the transaction contemplated by the Agreement, Harris Associates will remain interim manager for a maximum of 150 days after April 1, 2003, the Balanced Fund will continue to engage in business as a mutual fund and the Trustees will consider other proposals for the investment management, reorganization or liquidation of the Balanced Fund.

Prospectus Changes

Effective April 1, 2003, any reference to Jurika & Voyles, L.P. ("Jurika") with respect to the Balanced Fund is replaced with Harris Associates L.P. ("Harris Associates"). Additionally, references to Loomis Sayles & Company, L.P. acting as sub-adviser for the equity growth component are deleted.

In the section entitled "Meet the Funds' Investment Adviser and Subadvisers," the subsection "Sub-Advisers- Jurika & Voyles" is revised to indicate that, as of April 1, 2003, Jurika & Voyles no longer sub-advises the Balanced Fund and therefore references to the Balanced Fund in this subsection are deleted. In addition the text under "Harris Associates" is revised to indicate that, in addition to the Growth and Income Fund and the Select Fund, Harris Associates also serves as subadviser to the equity component of Balanced Fund.

In the section entitled "Meet the Funds' Portfolio Managers," the following text is added.

Effective April 1, 2003, in addition to serving as portfolio managers to the Growth and Income Fund, Robert M. Levy, Edward S. Loeb and Michael J. Mangan of Harris Associates will serve as portfolio managers to the equity component to the Balanced Fund. Also effective April 1, 2003, Guy Elliffe, Eric Hull and Nicholas E. Moore of Jurika & Voyles and Mark B. Baribeau, Pamela N. Czekanski and Richard D. Skaggs of Loomis Sayles no longer serve as portfolio managers to the value component and growth component, respectively, of the equity portions of the Balanced Fund

Within the section entitled "Principal Investment Strategies" for the Balanced Fund, all references to Jurika & Voyles are replaced with references to Harris Associates. In addition, this section is revised to indicate that Harris Associates will advise the entire equity component, that the Fund's equity securities are allocated entirely to the equity component and Loomis Sayles will sub-advise only the fixed income component. The following description of Harris Associates replaces the text within the sub-section "Equity securities (growth or value component)":

Principal Investment Strategies

Equity Securities:

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.
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CDC NVEST JURIKA & VOYLES RELATIVE VALUE FUND

Jurika & Voyles, L.P. ("Jurika & Voyles"), sub-adviser to the CDC Nvest Jurika & Voyles Relative Value Fund (the "Relative Value Fund"), recently announced that it intends to cease operations by June 2003. In consideration of this, the Board of Trustees of CDC Nvest Funds Trust I, upon the recommendation of CDC IXIS Asset Management Advisers, L.P., approved a plan to liquidate the Relative Value Fund, such liquidation to take place on or about May 16, 2003 (the "Liquidation Date"). Any shares of the Relative Value Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds of any such redemption will be the net asset value of such shares after charges, dividend distributions required to eliminate any fund-level taxes, expenses and liabilities of the Relative Value Fund have been paid or otherwise provided for. Any applicable sales charges, including contingent deferred sales charges, will be waived only for any shares that remain invested on the Liquidation Date. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. Any gain will result in short- or long-term capital gains for shareholders who hold their shares as a capital asset depending on how long a shareholder has held his or her Relative Value Fund shares. If a shareholder desires to recognize any taxable gain or loss prior to the Liquidation Date, the shareholder may wish to redeem his or her shares prior to the Liquidation Date. Before doing so, the shareholder should consider any applicable sales charge and should consult with his or her tax advisor for more information on his or her own situation.

Effective April 18, 2003, CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the distributor for the Relative Value Fund, will no longer accept new investments in the Relative Value Fund. Effective April 30, 2003, CDC IXIS Distributors will no longer accept additional investments from current shareholders of the Relative Value Fund, including additional investments through automatic or systematic investment plans. The liquidation process will involve effecting portfolio transactions in an orderly manner with the intent that shareholders remaining in the Relative Value Fund on the Liquidation Date will not unnecessarily bear the majority of the trading costs associated with the liquidation, although this objective may not be met. This may result in the Relative Value Fund's portfolios consisting primarily of cash or cash equivalents for several weeks prior to the Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Relative Value Fund pursuant to the procedures set forth under "Fund Services" in the Fund's Prospectuses. Such redemptions, unlike the automatic redemptions upon the Liquidation Date, will be subject to any applicable sales charges, including contingent deferred sales charges. Shareholders may also exchange their shares for shares of the same class of any other CDC Nvest Fund that offers that class, as described under "Fund Services - Exchanging Shares" in the Funds' Prospectuses. Such an exchange will not result in any sales charge. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax adviser for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for Relative Value Fund shares held in individual retirement accounts ("IRAs") or SIMPLE IRAs, in custodial accounts under a SEP, SARSEP, or 403(b) plan, or in certain other retirement accounts, CDC IXIS Distributors will exchange any shares remaining in the Fund on the Liquidation Date into the CDC Nvest Cash Management Trust Money Market Series.


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